                                                                   EXHIBIT 24.01

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Joseph W. Brown, Jr.
                                            -----------------------------------
                                            Joseph W. Brown, Jr.

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ David C. Clapp
                                            -----------------------------------
                                            David C. Clapp

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Claire L. Gaudiani
                                            -----------------------------------
                                            Claire L. Gaudiani

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Freda S. Johnson
                                            -----------------------------------
                                            Freda S. Johnson

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Pierre-Henri Richard
                                            -----------------------------------
                                            Pierre-Henri Richard

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ John A. Rolls
                                            -----------------------------------
                                            John A. Rolls

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ James A. Lebenthal
                                            -----------------------------------
                                            James A. Lebenthal

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Gary C. Dunton
                                            -----------------------------------
                                            Gary C. Dunton

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ William H. Gray. III
                                            -----------------------------------
                                            William H. Gray. III

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each undersigned does herby make, constitute and appoint Louis G. Lenzi and Pauline M. Cullen as his or her true and Lawful attorneys-in-fact and agents, in his or her name, place and stead, to execute on his or her behalf, as an officer and/or director of MBIA Inc.
(the "Compay") Company's Form S-4 Registration Statement (the "Registration Statement") in connection with the MBIA inc. merger with CapMAC Holdings Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which said attorneys-in-fact and agents deem necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, giving and granting to said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution hereby ratifying and conforming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.



                                            /s/ Daniel P. Kearney
                                            -----------------------------------
                                            Daniel P. Kearney